UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-22585

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Diane Bono
P. Bradley Adams
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: August 31, 2018

Tortoise Pipeline & Energy Fund, Inc.
Schedule of Investments (unaudited)
August 31, 2018

	Shares	Fair Value
Common Stock — 90.9%(1)
Crude Oil Pipelines — 32.4%(1)
Canada — 16.1%(1)
Gibson Energy Inc	188,122	$2,793,720
Enbridge Inc.	421,656	14,407,985
Inter Pipeline Ltd.	434,018	7,975,289
Pembina Pipeline Corporation	187,888	6,408,349
United States — 16.3%(1)
Plains GP Holdings, L.P.	878,270	22,641,801
SemGroup Corporation	382,241	9,250,232
		63,477,376
Natural Gas Gathering/Processing — 18.7%(1)
United States — 18.7%(1)
EnLink Midstream, LLC	530,288	8,643,694
Targa Resources Corp.	280,249	15,433,312
The Williams Companies, Inc.	423,967	12,545,184
		36,622,190
Natural Gas/Natural Gas Liquids Pipelines — 29.0%(1)
Canada — 7.9%(1)
TransCanada Corporation	365,598	15,574,475
United States — 21.1%(1)
Cheniere Energy Partners LP Holdings, LLC	86,096	2,728,382
ONEOK, Inc.	335,791	22,131,985
Tallgrass Energy LP	670,935	16,498,292
		56,933,134
Oil and Gas Production — 10.8%(1)
United States — 10.8%(1)
Anadarko Petroleum Corporation(2)	18,200	1,172,080
Antero Resources Corporation(2)(3)	55,000	1,018,050
Cabot Oil & Gas Corporation(2)	43,300	1,031,839
Carrizo Oil & Gas, Inc.(2)(3)	21,400	518,308
Cimarex Energy Co.(2)	16,500	1,393,920
Concho Resources Inc.(2)(3)	18,100	2,482,415
Continental Resources, Inc.(2)(3)	20,000	1,319,000
Diamondback Energy, Inc.(2)	6,800	823,344
EOG Resources, Inc.(2)	19,300	2,281,839
EQT Corporation(2)	33,000	1,683,660
Laredo Petroleum, Inc.(2)(3)	71,800	595,222
Newfield Exploration Company(2)(3)	38,000	1,036,640
Noble Energy, Inc.(2)	32,200	956,984
Parsley Energy, Inc.(2)(3)	27,300	758,121
PDC Energy, Inc.(2)(3)	9,400	495,286
Pioneer Natural Resources Company(2)	6,500	1,135,550
Range Resources Corporation(2)	83,700	1,374,354
WPX Energy, Inc.(2)(3)	55,300	1,054,571
		21,131,183
Total Common Stock (Cost $183,385,951)
		178,163,883

Master Limited Partnerships and Related Companies — 39.2%(1)
Crude Oil Pipelines — 10.1%(1)
United States — 10.1%(1)
Andeavor Logistics LP	58,053	2,820,215
BP Midstream Partners LP	40,703	803,070
Enbridge Energy Management, L.L.C.(4)	1,058,460	11,484,296
Genesis Energy L.P.	46,531	1,113,487
PBF Logistics LP	30,526	651,730
Shell Midstream Partners, L.P.	132,089	2,954,831
		19,827,629
Natural Gas/Natural Gas Liquids Pipelines — 12.3%(1)
United States — 12.3%(1)
Energy Transfer Equity, L.P.	43,645	763,788
Energy Transfer Partners, L.P.	714,412	16,109,991
Enterprise Products Partners L.P.	145,209	4,152,977
EQT Midstream Partners, LP	53,482	3,057,031
		24,083,787
Natural Gas Gathering/Processing — 2.2%(1)
United States — 2.2%(1)
DCP Midstream, LP	6,327	260,736
EnLink Midstream Partners, LP	92,339	1,643,634
Western Gas Partners, LP	50,531	2,468,439
		4,372,809
Refined Product Pipelines — 14.6%(1)
United States — 14.6%(1)
Buckeye Partners, L.P.	67,521	2,380,790
Buckeye Partners, L.P.(5)(6)(7)	62,590	2,129,312
Holly Energy Partners, L.P.	168,476	4,879,065
Magellan Midstream Partners, L.P.	35,211	2,403,151
MPLX LP	245,647	8,713,099
NuStar Energy L.P.	135,021	3,737,381
Phillips 66 Partners LP	73,200	3,766,872
Valero Energy Partners LP	15,417	551,774
		28,561,444
Total Master Limited Partnerships and Related Companies (Cost $79,623,804)		76,845,669

	Shares	Fair Value
Preferred Stock — 6.5%(1)
Crude Oil Pipelines — 1.5%(1)
United States — 1.5%(1)
SemGroup Corporation., 7.000%(5)(7)(8)	2,877	$2,903,053
Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Targa Resources Corp., 9.500%(5)(7)	2,108	2,429,130
Oil and Gas Production — 2.3%(1)
United States — 2.3%(1)
Hess Corporation, 8.000%, 02/01/2019	60,000	4,476,000
Power — 1.5%(1)
United States — 1.5%(1)
Sempra Energy, 6.000%, 01/15/2021	28,811	2,961,195
Total Preferred Stock (Cost $11,021,716)		12,769,378

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class, 1.85%(9) (Cost $212,716)	212,716	212,716
Total Investments — 136.7%(1) (Cost $274,244,187)		267,991,646
Total Value of Options Written (Premiums received $368,986) — (0.2)%(1)		(396,835)
Other Assets and Liabilities — (0.4)%(1)		(722,147)
Credit Facility Borrowings — (10.6)%(1)		(20,800,000)
Senior Notes — (17.3)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value — (8.2)%(1)		(16,000,000)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$196,072,664

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)

Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.

(5)	Restricted securities have a total fair value of $7,461,495, which represents 3.8% of net assets.
(6)

Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Buckeye Partners, L.P. by a 12.5% discount to the average VWAP of Buckeye Partners, L.P. shares for the ten consecutive trading days prior to the ex-dividend date.

(7)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures.
(8)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(9)	Rate indicated is the current yield as of August 31, 2018.

Schedule of Options Written (unaudited)
August 31, 2018

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	September 2018	$68.25	182	$1,242,150	$(6,413)
Antero Resources Corporation	September 2018	19.05	550	1,047,750	(17,079)
Cabot Oil & Gas Corporation	September 2018	24.25	433	1,050,025	(17,422)
Carrizo Oil & Gas, Inc.	September 2018	25.40	214	543,560	(11,974)
Cimarex Energy Co.	September 2018	90.40	165	1,491,600	(6,655)
Concho Resources Inc.	September 2018	145.00	181	2,624,500	(13,575)
Continental Resources, Inc.	September 2018	66.10	200	1,322,000	(34,964)
Diamondback Energy, Inc.	September 2018	126.30	68	858,840	(7,587)
EOG Resources, Inc.	September 2018	121.75	193	2,349,775	(20,919)
EQT Corporation	September 2018	53.00	330	1,749,000	(18,874)
Laredo Petroleum, Inc.	September 2018	8.60	718	617,480	(13,420)
Newfield Exploration Company	September 2018	27.70	380	1,052,600	(22,805)
Noble Energy, Inc.	September 2018	31.20	322	1,004,640	(12,177)
Parsley Energy, Inc.	September 2018	29.70	273	810,810	(5,915)
PDC Energy, Inc.	September 2018	56.00	94	526,400	(8,299)
Pioneer Natural Resources Company	September 2018	182.00	65	1,183,000	(9,813)
Range Resources Corporation	September 2018	15.25	834	1,271,850	(119,858)
WPX Energy, Inc.	September 2018	18.65	553	1,031,345	(49,086)
Total Value of Call Options Written (Premiums received $368,986)				$21,777,325	$(396,835)

Various inputs are used in determining the fair value of the Company’s investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of August 31, 2018. These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$178,163,883	$—	$—	$178,163,883
Master Limited Partnerships and Related Companies(a)	74,716,357	—	2,129,312	76,845,669
Preferred Stock(a)	7,437,195	—	5,332,183	12,769,378
Short-Term Investment(b)	212,716	—	—	212,716
Total Assets	$260,530,151	$—	$7,461,495	$267,991,646

Liabilities
Written Call Options	$13,575	$383,260	$—	$396,835

(a) All other industry classifications are identified in the Schedule of Investments.
(b) Short-term investment is a sweep investment for cash balances.

The Company utilizes the beginning of reporting period method for determining transfers between levels. During the period ended August 31, 2018, Phillips 66 Partners LP common units held by the Company in the amount of $1,728,636 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Phillips 66 Partners LP. There were no other transfers between levels for the Funds during the period ended August 31, 2018.

Security Valuation
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Company’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs is developed based on the best information available in the circumstances, which might include the Fund’s own data. The Company’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the most recent high bid and most recent low asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended August 31, 2018:

Master Limited Partnerships and Related Companies
Balance — beginning of period	$—
Purchases	2,619,141
Return of capital	(148,979)
Sales	(22)
Total realized gain/loss	(6)
Change in unrealized gain/loss	(340,822)
Balance — end of period	$2,129,312

Preferred Stock
Balance — beginning of period	$2,266,699
Purchases	2,877,000
Return of capital	(161,443)
Sales	—
Total realized gain/loss	—
Change in unrealized gain/loss	349,927
Balance — end of period	$5,332,183

Change in unrealized gain/loss on investments still held at August 31, 2018	$9,105

Certain of the Company’s investments are restricted and are valued as determined in accordance with fair value procedures. The carrying value per unit of unrestricted common units of Buckeye Partners, L.P. was $44.43 on March 2, 2018, the date of the purchase agreement and the date an enforceable right to acquire the restricted Buckeye Partners, L.P. units was obtained by the Company. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at August 31, 2018.

						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Buckeye Partners, L.P.	Master Limited Partnership	62,590	03/02/18-08/10/18	$2,619,141	$2,129,312	1.1%
SemGroup Corporation, 7.000%	Preferred Stock	2,877	01/19/18	2,877,000	2,903,053	1.5
Targa Resources Corp., 9.500%	Preferred Stock	2,108	03/16/16	1,866,506	2,429,130	1.2
				$7,362,647	$7,461,495	3.8%

Item 2. Controls and Procedures.

The registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 29, 2018

Tortoise Pipeline & Energy Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: October 29, 2018

Tortoise Pipeline & Energy Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer